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                                  EXHIBIT 10(b)               POWERS OF ATTORNEY












                                        - 13 -


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                                                Exhibit 10(b)


                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected Chairman, President and Chief Executive Officer of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles
R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ Terry L. Kendall
                             -------------------------------
                              Terry L. Kendall
                              Chairman, President and
                                   Chief Executive Officer


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                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996




                              /s/ Fred S. Hubbell
                             -------------------------------
                              Fred S. Hubbell
                              Director

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                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ Lawrence V. Durland
                             -------------------------------
                              Lawrence V. Durland
                              Director

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                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ Paul E. Larson
                             -------------------------------
                              Paul E. Larson
                              Director

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                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ Thomas L. May
                             -------------------------------
                              Thomas L. May
                              Director

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
                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ John A. Merriman
                             -------------------------------
                              John A. Merriman
                              Director

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                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     August 26, 1996



                              /s/ Beth B. Neppl
                             -------------------------------
                              Beth B. Neppl
                              Director


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
                      POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Golden American Life Insurance Company ("Golden American"), constitutes and appoints Myles R. Tashman, and Marilyn Talman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign Golden American's registration statements and applications for exemptive relief, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Date:     September 11, 1996



                              /s/ Paul R. Schlaack
                             -------------------------------
                              Paul R. Schlaack
                              Director

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